APRIL 1, 2002

                            THE JAMES ADVANTAGE FUNDS

                 SUPPLEMENT TO PROSPECTUS DATED NOVEMBER 1, 2001

HOW TO PURCHASE SHARES

The following new section is inserted following the first paragraph ending at the top of page 14.

THE JAMES ADVANTAGE 50-50 PLAN (CLASS A SHARES ONLY)

Beginning investors, defined as individuals who are not shareholders in any of the James Advantage Funds, are invited to use the James Advantage 50-50 Plan automatic investment plan (the "50-50 Plan") to buy shares in any of the James Advantage Funds at NAV. Participants in the 50-50 Plan may open an account in any of the James Advantage Funds with a minimum initial investment of $50 upon signing the 50-50 Plan Letter of Intent. The 50-50 Plan Letter of Intent requires that the 50-50 Plan participant automatically invest no less than $50 monthly until the 50-50 Plan participant's balance in the Fund reaches $2,000. If the 50-50 Plan participant does not make a monthly $50-minimum investment into his or her Fund account, as agreed in the 50-50 Plan Letter of Intent, the account may be charged an annual fee of $20. The $20 fee may also be charged to any account, opened under the 50-50 Plan, which is liquidated, or from which withdrawals are made, prior to achieving an account balance of $2,000. Note that the automatic reinvestment of capital gains and dividends can not be considered as all or part of the required $50 monthly minimum investment. Once the 50-50 Plan participant's account balance reaches $2,000, the account will become a regular account, subject to the terms and conditions set forth in this prospectus. The automatic investment into the account will continue until the shareholder directs otherwise.

Investors seeking to use the 50-50 Plan should check the appropriate box on the application and include a check drawn on the bank account from which the monthly deduction is to be made. Please see the section AUTOMATIC INVESTMENT PLAN in this prospectus for details of the automatic investment procedures.